UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
September 18, 2007

Date of Report (Date of earliest event reported)
WEBMD HEALTH CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-51547	20-2783228

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
111 Eighth Avenue
New York, New York 10011

(Address of principal executive offices, including zip code)
(212) 624-3700

(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     At the Registrant’s 2007 Annual Meeting of Stockholders held on September 18, 2007, stockholders of the Registrant approved an amendment to the Registrant’s 2005 Long-Term Incentive Plan (which we refer to as the 2005 Plan). The amendment increased the number of shares of WebMD Class A Common Stock issuable under the 2005 Plan by 1,850,000 shares, to a total of 9,000,000 shares. On August 14, 2007, the Registrant filed a Proxy Statement relating to the 2007 Annual Meeting. To the extent required by Item 5.02 of Form 8-K, the disclosures regarding the 2005 Plan and the amendment included in “Proposal 2” in that Proxy Statement and the copy of the 2005 Plan attached as Annex E to that Proxy Statement are incorporated by reference herein pursuant to General Instruction B.3 of Form 8-K.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WEBMD HEALTH CORP.
Dated: September 20, 2007	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

3